                                                                     EXHIBIT 1.1


                                3,600,000 SHARES

                           CALIPER TECHNOLOGIES CORP.

                                  COMMON STOCK


                             UNDERWRITING AGREEMENT


                                                              December ___, 1999


CREDIT SUISSE FIRST BOSTON CORPORATION
CIBC WORLD MARKETS CORP.
HAMBRECHT & QUIST LLC,
  As Representatives of the Several Underwriters
  c/o  Credit Suisse First Boston Corporation
       Eleven Madison Avenue
       New York, N.Y. 10010-3629

Dear Sirs:


        1. Introductory. Caliper Technologies Corp., a Delaware corporation ("COMPANY"), proposes to issue and sell 3,600,000 shares ("FIRM SECURITIES") of its common stock, $.001 par value per share ("SECURITIES"), and also proposes to issue and sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 540,000 additional shares ("OPTIONAL SECURITIES") of its Securities as set forth below. The Firm Securities and the Optional Securities are herein collectively called the "OFFERED SECURITIES". As part of the offering contemplated by this Agreement, Credit Suisse First Boston Corporation (the "DESIGNATED UNDERWRITER") has agreed to reserve out of the Firm Securities purchased by it under this Agreement, up to 180,000 shares, for sale to the Company's directors, officers, employees and other parties associated with the Company (collectively, "PARTICIPANTS"), as set forth in the Prospectus (as defined herein) under the heading "Underwriting" (the "DIRECTED SHARE PROGRAM"). The Firm Securities to be sold by the Designated Underwriter pursuant to the Directed Share Program (the "DIRECTED SHARES") will be sold by the Designated Underwriter pursuant to this Agreement at the public offering price. Any Directed Shares not orally confirmed for purchase by a Participant by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus. The Company hereby agrees with the several Underwriters named in Schedule A hereto ("UNDERWRITERS") as follows:

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        2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the several Underwriters that:

               (a) A registration statement (No. 333-88827) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("COMMISSION") and either (i) has been declared effective under the Securities Act of 1933 ("ACT") and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment. If such registration statement ("INITIAL REGISTRATION STATEMENT") has been declared effective, either
        (i) an additional registration statement ("ADDITIONAL REGISTRATION STATEMENT") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("RULE 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (ii) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("RULE 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "EFFECTIVE TIME" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (i) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (ii) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "EFFECTIVE TIME" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "EFFECTIVE DATE" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the



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        additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("RULE 430A(b)") under the Act, is hereinafter referred to as the "INITIAL REGISTRATION STATEMENT". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "ADDITIONAL REGISTRATION STATEMENT". The Initial Registration Statement and the Additional Registration Statement are herein referred to collectively as the "REGISTRATION STATEMENTS" and individually as a "REGISTRATION STATEMENT". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("RULE 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, is hereinafter referred to as the "PROSPECTUS". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

               (b) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (i) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the rules and regulations of the Commission ("RULES AND REGULATIONS") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding



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        sentences do not apply to statements in or omissions from a Registration
        Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.

               (c) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification except where the failure to be so qualified would not have a material adverse effect on the condition (financial or other), business, properties or results of operation of the Company ("MATERIAL ADVERSE EFFECT").

               (d) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been issued, delivered and paid for in accordance with this Agreement on each Closing Date (as defined below), such Offered Securities will have been, validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus under the caption "Description of Capital Stock"; and the stockholders of the Company have no preemptive rights with respect to the Securities.

               (e) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

               (f) Except as set forth in that certain Investor Rights Agreement dated May 7, 1998 by and between the Company and certain of its securityholders, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act. Any such rights to require the Company to include such securities in the securities registered pursuant to a Registration Statement have been satisfied or effectively waived.

               (g) The Offered Securities have been approved for listing on The Nasdaq Stock Market's National Market, subject to notice of issuance.

               (h) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of



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        the Offered Securities by the Company, except (i) such as have been obtained and made under the Act, (ii) such consents, approvals or filings with the National Association of Securities Dealers, Inc. (the "NASD") and (iii) such as may be required under state securities laws.

               (i) The execution, delivery and performance of this Agreement, and the issuance and sale of the Offered Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its properties resulting in a Material Adverse Effect, or any agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the properties of the Company is subject which individually or in the aggregate would result in a Material Adverse Effect, or the charter or by-laws of the Company, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

               (j) This Agreement has been duly authorized, executed and delivered by the Company.

               (k) Except as disclosed in the Prospectus, the Company has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by it; and except as disclosed in the Prospectus, the Company holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by it.

               (l) The Company possesses adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, as described in the Prospectus, and has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect.

               (m) No labor dispute with the employees of the Company exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.

               (n) Except as described in the Prospectus, the Company owns, possesses or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct its business as described in the Prospectus, or presently employed by it, except where failure to so own or possess such intellectual property rights would not individually or in the aggregate have a Material Adverse Effect, and, except as described in the Prospectus, has not received any notice of infringement of or conflict with asserted rights of others with



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        respect to any intellectual property rights and does not know of any basis for the assertion of any such claim of infringement or conflict that, in either such case, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect.

               (o) Except as disclosed in the Prospectus, Company is not in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), does not own or operate any real property contaminated with any substance that is subject to any environmental laws, is not liable for any off-site disposal or contamination pursuant to any environmental laws, and is not subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

               (p) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or, to the Company's knowledge, affecting the Company or any of its properties that, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

               (q) The financial statements included in each Registration Statement and the Prospectus present fairly the financial position of the Company as of the dates shown and its results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States ("GAAP") applied on a consistent basis except that interim financial statements do not contain the notes required by GAAP and are subject to normal year-end audit adjustments, which are not expected to be material.

               (r) Except as disclosed in the Prospectus, since the respective dates of which such information is given in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

               (s) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the



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        Prospectus, will not be an "investment company" as defined in the
        Investment Company Act of 1940.

               (t) The Company has not offered, or caused the Underwriters to offer, any Offered Securities pursuant to the Directed Share Program to any person in any jurisdiction outside the United States.

               (u) The Company has not offered, or caused the Underwriters to offer, any Offered Securities to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

        3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, at a purchase price of [$_____] per share, the respective numbers of shares of Firm Securities set forth opposite the names of the Underwriters in Schedule A hereto.

               The Company will deliver the Firm Securities to the Representatives for the accounts of the Underwriters through the facilities of the Depository Trust Company against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to Credit Suisse First Boston Corporation ("CSFBC"). The closing for the sale of the Firm Securities will take place at the offices of Cooley Godward LLP, Five Palo Alto Square, 3000 El Camino Real, Palo Alto, California, at 10:00 A.M., New York time, on December ___, 1999, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "FIRST CLOSING DATE". For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for inspection by the Representatives at least 24 hours prior to the First Closing Date.

               In addition, upon written notice from CSFBC given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company agrees to sell to the Underwriters the number of shares of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Firm



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Securities set forth opposite such Underwriter's name bears to the total number of shares of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised on not more than two occasions and, to the extent not previously exercised, may be surrendered and terminated at any time upon notice by CSFBC to the Company.

               Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "OPTIONAL CLOSING DATE", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "CLOSING DATE"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters through the facilities of the Depository Trust Company against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC. Each closing for the sale of Optional Securities will take place at the offices of Cooley Godward LLP. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for inspection by the Representatives at a reasonable time in advance of such Optional Closing Date.

        4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

        5. Certain Agreements of the Company. The Company agrees with the several Underwriters that:

               (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of
        (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

                      The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior



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        to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

               (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's consent; and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

               (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

               (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "AVAILABILITY DATE" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "AVAILABILITY DATE" means the 90th day after the end of such fourth fiscal quarter.

               (e) The Company will furnish to the Representatives copies of each Registration Statement (four of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC requests. The Company will use its



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        reasonable best efforts to cause the Prospectus to be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

               (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the distribution.

               (g) During the period of three (3) years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934 or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

               (h) The Company will pay all expenses incident to the performance of its obligations under this Agreement, including for any filing fees and other expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, for the filing fee incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

               (i) For a period of 180 days after the date of the initial public offering of the Offered Securities, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC, except issuances of Securities pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options, in each case outstanding on the date hereof, grants of employee stock options pursuant to the terms of a plan in effect on the date hereof, or issuances of Securities pursuant to the exercise of such options.



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               (j) In connection with the Directed Share Program, the Company will ensure that the Directed Shares will be restricted to the extent required by the free-riding and withholding rules of the NASD or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement. The Designated Underwriter will notify the Company as to which Participants will need to be so restricted. The Company will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time.

               (k) The Company will pay all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Shares Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the underwriters in connection with the Directed Share Program.

                      Furthermore, the company covenants with the Underwriters that it will not offer or sell, or cause the Underwriters to offer or sell, any Securities pursuant to the Directed Share Program to any person in any jurisdiction outside the United States.


        6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

               (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Ernst & Young LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                             (i) in their opinion the financial statements and
               schedules examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                             (ii) they have performed the procedures specified
               by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71,

               Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

                             (iii) on the basis of the review referred to in
               clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that: (A) the unaudited financial statements included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;
               (B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of such letter, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company or, at the date of the latest available balance sheet read by such accountants, there was any decrease in net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or
               (C) for the period from the closing date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Prospectus, in net sales, or net operating income, or in the total or per share amounts of net income, except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                             (iv) they have compared specified dollar amounts
               (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

        For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "REGISTRATION STATEMENTS" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration is subsequent to such execution and delivery, "REGISTRATION STATEMENTS" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "PROSPECTUS" shall mean the prospectus included in the Registration Statements.

               (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission.

               (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

               (d) The Representatives shall have received an opinion, dated such Closing Date, of Cooley & Godward LLP, counsel for the Company, to the effect that:

                             (i) The Company has been duly incorporated and is
               an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and to such counsel's knowledge, the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

                             (ii) The Offered Securities delivered on such
               Closing Date and all other outstanding shares of Securities of the Company have been duly authorized and validly issued, are fully paid and nonassessable, and the description of the Company's common stock contained in the Prospectus under the heading "Description of Capital Stock" fairly summarizes the information called for with respect thereto to the extent required under the Act and the Rules and Regulations thereunder; and the stockholders of the Company have no statutory preemptive rights with respect to the Securities;

                             (iii) Except as set forth in that certain Investor
               Rights Agreement dated May 7, 1998 by and between the Company and certain of its securityholders, to such counsel's knowledge there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act; any such rights to require the Company to include such securities in the securities registered pursuant to a Registration Statement have been satisfied or effectively waived.

                             (iv) To such counsel's knowledge, the Company is
               not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

                             (v) No consent, approval, authorization or order
               of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Offered Securities by the Company, except (i) such as have been obtained and made under the Act, (ii) such consents, approvals or filings as may be required by or with the NASD and (iii) such as may be required under state securities laws;

                             (vi) The execution, delivery and performance of
               this Agreement and the issuance and sale of the Offered Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, the charter or bylaws of the Company, any statute, any rule, regulation or, to such counsel's knowledge, any order of any governmental agency or body or any court having jurisdiction over the Company or any of its properties, or any agreement filed as an exhibit to the Registration Statement, which breach, violation or default thereof would have a Material Adverse Effect, and the Company has full corporate power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement;

                             (vii) The Initial Registration Statement was
               declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion; the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened by the Commission;

                             (viii) Each Registration Statement and the
               Prospectus (except as to the financial statements and schedules and other financial data and statistical data derived therefrom as to which such counsel need express no opinion), and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirement of the Act and the Rules and Regulations thereunder.

                             (ix) To the knowledge of such counsel, there are no
               legal or governmental proceedings pending or threatened which are of a character required to be disclosed in the Registration Statement which are not disclosed as required, nor to such counsel's knowledge are there contracts or documents to which the Company is a party which are of a character required to be filed as exhibits to the Registration Statement which are not filed as required;

                             (x) The statements set forth under the headings
               "Management - Employee Benefit Plans," "Management - Limitation of Directors' and Officers' Liability," "Certain Transactions," Description of Capital Stock," and "Shares Eligible for Future Sale" in the Prospectus, insofar as such statements purport to summarize legal matters, documents or proceedings referred to therein, provide a fair summary of such legal matters, documents or proceedings to the extent required under the Act and the Rules and Regulations thereunder;

                             (xi) This Agreement has been duly authorized,
               executed and delivered by the Company.

                             (xii) In addition to the matters set forth above,
               counsel rendering the foregoing opinion shall also include a statement to the effect that while such counsel have not independently verified and accordingly are not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, nothing has come to such counsel's attention which has caused such counsel to believe that any part of the Registration Statement or any amendment thereto (except as to the financial statements and schedules and other financial data and statistical data derived therefrom as to which such counsel need express no opinion) on the date it became effective under the Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statement therein not misleading or that the Prospectus or any amendment or supplement thereto (except as to the financial statements and schedules and other financial data and statistical data derived therefrom as to which such counsel need express no opinion), as of its date or as of the date hereof contained an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (e) The Representatives shall have received an opinion, dated such Closing Date, of Townsend and Townsend and Crew LLP, patent counsel for the Company, and in a form satisfactory to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel for the Underwriters, stating that:

               (i) all patents and pending patent applications ("Patents") that are owned by or licensed to the Company and known to such counsel and for which such counsel is responsible are listed on Schedule A to the opinion ("Schedule A") and are identified on Schedule A by the designation "TTC." All trademarks and pending trademark applications ("Trademarks") that are owned by or licensed to the Company and known to such counsel and for which such counsel is responsible are listed on Schedule B to the opinion ("Schedule B") and are identified on Schedule B by the designation "TTC;"

               (ii) based upon such counsel's (a) inquiry of the Company's representatives responsible for Patent and Trademark matters, (b) such counsel's review of the chain of title records obtained from the United States Patent and Trademark Office ("USPTO") for the United States Patents listed in Schedule A and designated TTC and for the Trademarks listed in Schedule B and designated TTC, and
               (c) instructions to foreign associates to file any Notices of Entitlement or any assignment to the Company in a foreign jurisdiction as required by that jurisdiction, with regard to the foreign Patents listed in Schedule A and designated TTC and the foreign Trademarks listed in Schedule B and designated TTC, (i) the Patents designated TTC and the Trademarks designated TTC have been validly assigned to the Company, and (ii) except as provided in Schedules A and B, the Company is listed as the sole holder of record of each of the Patents designated TTC and each of the Trademarks designated TTC. Such counsel knows of no claim of a third party to any ownership interest in, or to any lien with respect to, any of the Patents designated TTC or of the Trademarks designated TTC, and knows of no nonjoined inventorship interest in any of the Patents designated TTC. Except as provided in Schedules A and B, such counsel has no knowledge of any facts that would preclude the Company from having clear title and unencumbered right to the Patents designated TTC and to the Trademarks designated TTC. None of the Patents or Trademarks, listed in Schedules A and B and designated TTC, has been abandoned;

               (iii) to the best of such counsel's knowledge, the requirements of 37 CFR Section 1.56 (1999) have been met for each of the United States Patents designated TTC and each of the Trademarks designated TTC. No fact that has not been disclosed to the USPTO has come to such counsel's attention that causes such counsel to question the enforceability of any of the Patents designated TTC or the Trademarks designated TTC, or to question the validity of any claim of an issued patent listed on Schedule A designated TTC. Except as provided in Schedule D to the opinion ("Schedule D"), such counsel knows of no pending action, suit, proceeding or claim by others challenging the validity or enforceability of any claim of on issued patent listed on Schedule A and designated TTC or of a Trademark listed on Schedule B and designated TTC;

               (iv) to the best of such counsel's knowledge, all legal or governmental proceedings relating to the Company's patent and trademark rights, other than an ex parte examination proceeding, are listed on Schedule D, including but not limited to any pending or threatened interference, opposition, public use, reexamination, reissue, or protest proceeding with respect to any Patent listed on Schedule A designated TTC, or to any pending or threatened opposition with respect to any Trademark listed on Schedule B designated TTC, in the United States or in a foreign jurisdiction;

               (v) to the best of such counsel's knowledge, the statements in the Prospectus relating to patent and trademark matters under the captions "Risk Factors", "Business-Intellectual Property", and "Business-Legal Proceedings", insofar as such statements constitute a summary of legal matters, documents, or proceedings, are accurate and present fairly the matters set forth therein, and except as described under such captions of the Prospectus, to the best of such counsel's knowledge there is no pending or threatened action, suit, proceeding or claim by others that the Company is infringing any patent which could result in any material adverse effect on the Company;

               (vi) except as described in the Prospectus relating to patent and trademark matters under the captions "Risk Factors," "Business-Intellectual Property," and "Business-Legal Proceedings," such counsel is not aware of any facts that would form a basis for the belief that the Company lacks any rights or licenses to use all patents, trademarks, copyrights, know-how and other intellectual property necessary to conduct the business now conducted or proposed to be conducted by the Company as described in the Prospectus; and

               (vii) no facts have come to such counsel's attention which cause such counsel to believe that the statements in the Prospectus relating to patent and trademark matters under the captions "Risk Factors," "Business-Intellectual Property," and "Business-Legal Proceedings" contain an untrue or misleading statement of material fact, or omit a material fact necessary to make the statements therein not misleading.

               (f) The Representatives shall have received an opinion, dated such Closing Date, of Ritter, Van Pelt and Yi, LLP, out-side patent counsel for the Company, and in a form satisfactory to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel for the Underwriters, stating that:

               (i) all patents and pending patent applications ("Patents") that are owned by or licensed to the Company and known to such counsel and for which such counsel is responsible, and all contracts known to such counsel pursuant to which the Company has, or has granted, rights to any Patents for which such counsel is responsible, are listed on Schedule A to the opinion ("Schedule A")and are identified on Schedule A by the designation "RVY";

               (ii) based upon such counsel's (a) inquiry of the Company's representatives responsible for Patent, Trademark, and Copyright matters, (b) such counsel's review of the chain of title records obtained from the United States Patent and Trademark Office ("USPTO") of the Patents listed in Schedule A and designated "RVY", and (c) instructions to foreign associates to file any Notices of Entitlement or any assignment to the Company in any foreign jurisdiction that is required to be filed by that jurisdiction, with regard to the foreign Patents listed in Schedule A and designated RVY, (i) the Patents designated RVY have been validly assigned to the Company and (ii) except as provided in Schedule A, the Company is listed as the sole holder of record of each of the Company's Patents designated RVY. Such counsel knows of no claims of third parties to any ownership interest in, or to any lien with respect to, any of the Patents designated RVY and knows of no nonjoined inventorship interest in any of the Patents designated RVY. Except as provided in Schedule A, such counsel has no knowledge of any facts that would preclude the Company from having clear title and unencumbered right to the Patents designated RVY. None of the Patents listed in Schedule A and designated RVY has been abandoned;

               (iii) to the best of such counsel's knowledge, the requirements of 37 CFR Section 1.56 (1999) have been met for each of the United States Patents designated RVY. No fact that has not been disclosed to the USPTO has come to such counsel's attention that causes such counsel to question the enforceability of any of the Patents designated RVY, or to question the validity of any claim of an issued patent listed on Schedule A and designated RVY. Except as provided in Schedule D to the opinion ("Schedule D"), such counsel knows of no pending action, suit, proceeding or claim by others challenging the validity or enforceability of any claim of the issued patents listed on Schedule A and designated RVY;

               (iv) to the best of such counsel's knowledge, all legal or governmental proceedings relating to the Company's patents, other than an ex parte examination proceeding, are listed on Schedule D, including but not limited to any pending or threatened interference, opposition, public use, reexamination, reissue, or protest proceeding with respect to any Patent listed under the designation RVY on Schedule A, in the United States or in a foreign jurisdiction;

               (v) to the best of such counsel's knowledge, the statements in the Prospectus relating to patent matters under the captions "Risk Factors", "Business-Intellectual Property", and "Business-Legal Proceedings" insofar as such statements constitute a summary of legal matters, documents, or proceedings, are accurate and present fairly the matters set forth therein, and, except as described in the Prospectus, to the best of such counsel's knowledge there is no pending or threatened action, suit, proceeding or claim by others that the Company is infringing any patent which could result in any material adverse effect on the Company;

               (vi) except as described in the Prospectus, such counsel is not aware of any fact that causes such counsel to believe that the Company lacks any rights or licenses to use all patents, trademarks, copyrights, know-how and other intellectual property necessary to conduct the business now conducted or proposed to be conducted by the Company as described in the Prospectus; and

               (vii) no fact has come to such counsel's attention which causes such counsel to believe that the statements in the Prospectus relating to patent matters under the captions "Risk Factors", "Business-Intellectual Property", "Business-Legal Proceedings," contain an untrue or misleading statement of material fact, or omit a material fact necessary to make the statements therein not misleading.

               (g) The Representatives shall have received an opinion, dated such Closing Date, of Covington and Burling, patent litigation counsel for the Company, addressed to the Underwriters and in a form satisfactory to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel for the Underwriters, stating that:

               (i) such counsel represents the Company in the action Aclara Biosciences, Inc. ("Aclara") v. Caliper Technologies, Corporation (the "Company") (N.D. Calif., Case No. C-99-1968 CRB) ("the Federal Litigation"), in which Aclara asserts that the Company infringes U.S. Patent No. 5,750,015 ("the `015 patent'), and in which the Company has asserted various affirmative defenses and counterclaims of, inter alia, patent invalidity and enforceability, which affirmative defenses and counterclaims are believed by such counsel to have been asserted with, and to have, a good faith basis;

               (ii) such counsel represents the Company as co-counsel in the action Caliper Technologies, Corporation (the "Company") v. Rowland, and Flehr, Hohbach, Test, Albritton & Herbert, and Aclara Biosciences, Inc. ("Aclara") and Does One Through One Hundred (Supr. Ct. Calif. Case No. CV780743) ("the State Litigation"), for which the law firm of Ruby & Schofield represents the Company as lead counsel, and in which the Company seeks damages and equitable relief for breach of duty by certain of its former attorneys, misappropriation of trade secrets, and conversion;

               (iii) to such counsel's knowledge, based, in part on discussions with Ruby & Schofield concerning such matters, the statements in the Prospectus under the captions "Risk Factors - Risks Related to Our Business - We are Involved in Intellectual Property Litigation Which May Hurt our Competitive Position, May be Costly to Us and May Prevent Us from Selling Our Products" and
               "Business - Legal Proceedings", insofar as such statements constitute a summary of legal matters, documents or proceedings, are accurate and present fairly the matters set forth therein, and except as described in the Prospectus, to such counsel's knowledge there is no pending or threatened action, suit, proceeding or claim by others that the Company is infringing any patent which could result in any material adverse effect on the Company;

               (iv) no facts have come to such counsel's attention which cause such counsel to believe that the statements in the Prospectus relating to patent matters under the captions "Risk Factors - Risks Related to Our Business - We are Involved in Intellectual Property Litigation Which May Hurt our Competitive Position, May be Costly to Us and May Prevent Us from Selling Our Products" and "Business - Legal Proceedings" contain an untrue or misleading statement of material fact, or omit a material fact necessary to make the statements therein not misleading.

               (h) The Representatives shall have received an opinion, dated such Closing Date, of Ruby & Schofield, litigation counsel for the Company, addressed to the Underwriters and in a form satisfactory to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel for the Underwriters, stating that:

                    (i) such counsel represents the Company in the action Caliper Technologies, Corporation (the "Company") v. Rowland, and Flehr, Hohbach, Test, Albritton & Herbert, and Aclara Biosciences, Inc. ("Aclara") and Does One Through One Hundred (Supr. Ct. Calif. Case No. CV780743) ("the State Litigation"), in which the Company seeks damages and equitable relief for breach of duty by certain of its former attorneys, misappropriation of trade secrets and conversion.; and

                    (ii) to such counsel's knowledge, arising from such
               counsel's review of information made available to such counsel, such counsel believes that a good faith basis existed and exists for the assertion of the Company's claims in the State Litigation.

               (j) The Representatives shall have received an opinion, dated such Closing Date, of Jonathan Alan Quine, out-side patent counsel for the Company, and in a form satisfactory to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel for the Underwriters, stating that:

               (i) all patents and pending patent applications ("Patents") that are owned by or licensed to the Company and known to such counsel and for which such counsel is responsible, and all contracts known to such counsel pursuant to which the Company has, or has granted, rights to any Patents for which such counsel is responsible, are listed on Schedule A to the opinion ("Schedule A")and are identified on Schedule A by the designation "JAQ";

               (ii) based upon such counsel's (a) inquiry of the Company's representatives responsible for Patent, Trademark, and Copyright matters, (b) such counsel's review of the chain of title records obtained from the United States Patent and Trademark Office ("USPTO") of the Patents listed in Schedule A and designated "JAQ", and (c) instructions to foreign associates to file any Notices of Entitlement or any assignment to the Company in a foreign jurisdiction as required by that jurisdiction, with regard to the foreign Patents listed in Schedule A and designated JAQ, (i) the Patents designated JAQ have been validly assigned to the Company and (ii) except as provided in Schedule A, the Company is listed as the sole holder of record of each of the Company's Patents designated JAQ. Such counsel knows of no claims of third parties to any ownership interest in, or to any lien with respect to, any of the Patents designated JAQ and knows of no nonjoined inventorship interest in any of the Patents designated JAQ. Except as provided in Schedule A, such counsel has no knowledge of any facts that would preclude the Company from having clear title and unencumbered right to the Patents designated JAQ. None of the Patents listed in Schedule A designated JAQ has been abandoned;

               (iii) to the best of such counsel's knowledge, the requirements of 37 CFR Section 1.56 (1999) have been met for each of the United States Patents designated JAQ. No fact that has not been disclosed to the USPTO has come to such counsel's attention that causes such counsel to question the enforceability of any of the Patents designated JAQ, or to question the validity of any claim of an issued patent listed on Schedule A and designated JAQ. Except as provided in Schedule D to the opinion ("Schedule D"), such counsel knows of no pending action, suit, proceeding or claim by others challenging the validity or enforceability of any claim of the issued patents listed on Schedule A and designated JAQ;

               (iv) to the best of such counsel's knowledge, all legal or governmental proceedings relating to the Company's patents, other than an ex parte examination proceeding, are listed on Schedule D, including but not limited to any pending or threatened interference, opposition, public use, reexamination, reissue, or protest proceeding with respect to any Patent listed under the designation JAQ on Schedule A, in the United States or in a foreign jurisdiction;

               (v) to the best of such counsel's knowledge, the statements in the Prospectus relating to patent matters under the captions "Risk Factors", "Business-Intellectual Property", and "Business-Legal Proceedings" insofar as such statements constitute a summary of legal matters, documents, or proceedings, are accurate and present fairly the matters set forth therein, and, except as described in the Prospectus, to the best of such counsel's knowledge there is no pending or threatened action, suit, proceeding or claim by others that the Company is infringing any patent which could result in any material adverse effect on the Company;

               (vi) except as described in the Prospectus, such counsel is not aware of any fact that causes such counsel to believe that the Company lacks any rights or licenses to use all patents, trademarks, copyrights, know-how and other intellectual property necessary to conduct the business now conducted or proposed to be conducted by the Company as described in the Prospectus; and

               (vii) no fact has come to such counsel's attention which causes such counsel to believe that the statements in the Prospectus relating to patent matters under the captions "Risk Factors", "Business-Intellectual Property", "Business-Legal Proceedings," contain an untrue or misleading statement of material fact, or omit a material fact necessary to make the statements therein not misleading.

               (k) The Representatives shall have received from Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the

        Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

               (l) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and
        (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company except as set forth in or contemplated by the Prospectus or as described in such certificate.

               (m) The Representatives shall have received a letter, dated such Closing Date, of Ernst & Young LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

The Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

        7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below; and provided further that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Offered Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law to have been so delivered at or prior to the written confirmation of the sale of the Offered Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, if the Company had previously furnished copies thereof to such Underwriter.

        The Company agrees to indemnify and hold harmless the Designated Underwriter and each person, if any, who controls the Designated Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (the "DESIGNATED ENTITIES"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of the Designated Entities.

        (b) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any who controls the Company within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: (i) the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting," (ii) the information concerning discretionary sales contained in the sixth paragraph under the caption "Underwriting" and (iii) information concerning Regulation M in the thirteenth paragraph under the caption "Underwriting."

        (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to the last paragraph in
Section 7(a) hereof in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for the Designated Underwriter for the defense of any losses, claims, damages and liabilities arising out of the Directed Share Program, and all persons, if any, who control the Designated Underwriter within the meaning of either Section 15 of the Act of Section 20 of the Exchange Act. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and
(ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

        (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

        (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

        8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

        9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under
Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

        10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department--Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Caliper Technologies Corp., 605 Fairchild Drive, Mountain View, California, 94043-2234, Attention:
President; provided, however, that any notice to an Underwriter pursuant to
Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

        11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

        12. Representation of Underwriters. The Representatives will act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the Underwriters.

        13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

        14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

        The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

        If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                       Very truly yours,

                                       CALIPER TECHNOLOGIES CORP.

                                       By:
                                          --------------------------------------
                                          President and Chief Executive Officer


The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

        CREDIT SUISSE FIRST BOSTON CORPORATION
        CIBC WORLD MARKETS CORP.
        HAMBRECHT & QUIST LLC

           Acting on behalf of themselves and as
        the Representatives of the several
        Underwriters

        By CREDIT SUISSE FIRST BOSTON CORPORATION


        By:
           ----------------------------------------
        Title:

                                   SCHEDULE A


                                                               NUMBER OF
                 UNDERWRITER                                FIRM SECURITIES
                 -----------                                ---------------

Credit Suisse First Boston Corporation

CIBC World Markets Corp.

Hambrecht & Quist LLC














                                                               ---------
                                    Total                      3,600,000
                                                               =========